Exhibit 10.3

      CONSENT AND FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

               This Consent and Fifth Amendment to Amended and Restated Credit Agreement ("Amendment") is dated as of May 17, 2005, and is by and among General Electric Capital Corporation, a Delaware corporation, individually as a Lender and as Agent for the Lenders, SportRack, LLC, a Delaware limited liability company ("SportRack US Borrower"), Valley Industries, LLC, a Delaware limited liability company ("Valley US Borrower" and, together with SportRack US Borrower, "US Borrowers"), Brink International B.V., a private company with limited liability (BESLOTEN VENNOOTSCHAP MET BEPERKTE AANSPRAKELIJKHEID) incorporated under the laws of The Netherlands, having its corporate seat (STATUTAIRE ZETEL) in Staphorst, The Netherlands and registered with the Chamber of Commerce (KAMER VAN KOOPHANDEL) in Regio Zwolle under number 05058752 ("European Borrower" and, together with US Borrowers, "Borrowers"), the other persons designated as "Credit Parties" on the signature pages hereof, and the Lenders which are signatories hereto.

                              W I T N E S S E T H:
                               - - - - - - - - - -

               WHEREAS, pursuant to an Amended and Restated Credit Agreement dated as of May 23, 2003, by and among Agent, the Lenders from time to time party thereto, Borrowers and the other Credit Parties from time to time party thereto (as amended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), Agent and the Lenders agreed, subject to the terms and provisions thereof, to provide certain loans and other financial accommodations to Borrowers;

               WHEREAS, Borrowers desire to have European Borrower enter into the Management Option Subscription Agreement dated as of May 17, 2005 (the "Subscription Agreement"), between European Borrower and Gerrit de Graaf, an individual, as optionholder ("Optionholder"), pursuant to which Optionholder will acquire options (the "Options") to acquire an amount not in excess of 7,254 ordinary shares of European Borrower (the "Option Purchase");

               WHEREAS, Borrowers desire to have European Borrower enter into the Option Repurchase Agreement dated as of May 17, 2005 (the "Repurchase Agreement") between European Borrower and Optionholder, pursuant to which the Options, subject to certain conditions and circumstances specified therein, are made subject to a right of repurchase by European Borrower or a right and obligation to transfer to an ultimate purchaser designated by European Borrower;

               WHEREAS, absent the consent of Agent and the Requisite Lenders, the consummation of the Option Purchase would violate the Credit Agreement, and accordingly Borrowers have requested that Agent and the Requisite Lenders consent to the issuance of the Options and Option Purchase;

               WHEREAS, in addition to the foregoing, Borrowers have requested that Agent and the Requisite Lenders agree to amend the Credit Agreement in certain respects, as set forth below.

               NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. CONSENT. In reliance upon the representations and warranties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 3 below, Agent and the Lenders signatory hereto hereby consent to the issuance of the Options and the Option Purchase in accordance with the Option Purchase Documents (as defined below). The foregoing consent is a limited consent, which shall be effective only with respect to the specific facts set forth above. Such limited consent shall not be deemed to constitute a consent or waiver of any term, provision or condition of the Credit Agreement with respect to any transaction or circumstance other than the specific facts set forth above or to prejudice any right or remedy that Agent or Lenders may now have or may have in the future under or in connection with any of the Loan Documents.

               2. AMENDMENTS TO CREDIT AGREEMENT. In reliance upon the representations and warranties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

               (a) The definition of "Change of Control" set forth in Annex A to the Credit Agreement is hereby amended by deleting the word "or" and adding a comma at the end of clause (i) thereof and adding a new clause (j) immediately following clause (i) thereto as follows:,

                  "or (j) there exists a "Brink Change of Control" or "Consolidated Change of Control" each as defined in the Option Repurchase Agreement dated as of May 17, 2005 by and between European Borrower and Gerrit DeGraaf, as such agreement may be amended from time to time, solely to the extent such agreement remains in effect."

               3. CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

               (a) Agent shall have received this Amendment executed by Credit Parties and Requisite Lenders;

               (b) The Credit Parties shall have executed and delivered or shall have caused to be executed and delivered such other agreements, instruments and documents as Agent may reasonably request, each of which shall be in form and substance reasonably satisfactory to Agent;

               (c) Agent shall have received a fully executed copy of each of the Subscription Agreement, the Repurchase Agreement and any of the other Option Purchase Documents, if any (in each case including any schedules, exhibits, annexes and other attachments thereto), each of which shall be in form and substance reasonably satisfactory to Agent;

               (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their respective legal counsel; and

               (e) No Default or Event of Default shall have occurred and be continuing, both before and after giving effect to the provisions of this Amendment.

               4. REPRESENTATIONS AND WARRANTIES. To induce Agent and the Lenders signatory hereto to enter into this Amendment, each Credit Party hereby represents and warrants to Agent and the Lenders that:

               (a) The execution, delivery and performance by each Credit Party of this Amendment and the transactions contemplated hereby is within its organizational power, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to any Credit Party, the articles of incorporation, by-laws or any other organizational document of any Credit Party, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon any Credit Party or any of its property;

               (b) Each of the Credit Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies;

               (c) After giving effect to the amendments set forth herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and accurate (in all material respects if any such representation and warranty is not by its terms already qualified as to materiality) as of the date hereof with the same force and effect as if such had been made on and as of the date hereof (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof);

               (d) Each Credit Party has performed in all material respects all of its obligations under the Credit Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, such Credit Party is in compliance in all material respects with all applicable terms and provisions of the Credit Agreement and each of the Loan Documents to be observed and performed by it and no Event of Default or other event which, upon notice or lapse of time or both, would constitute an Event of Default, has occurred;

               (e) The execution and performance of the Option Purchase Documents and consummation of the Option Purchase and the transactions contemplated thereby does not and will not (i) violate, contravene or conflict with any Contractual Obligation (including, without limitation, any provision of the Public Note Indenture, the Intermediate Holdings Note Indenture or the Subordinated Notes) of any Credit Party or (ii) cause or otherwise result in any prepayment of, redemption of, acceleration of or offer to purchase any amounts in respect of any Indebtedness (including, without limitation, the Public Note Debt, the Intermediate Holdings Note Debt or the Indebtedness evidenced by the Subordinated Notes);

               (f) Attached hereto as Exhibit A is a true, correct and complete executed copy of each of (i) the Subscription Agreement and (ii) the Repurchase Agreement, which such Borrower represents and warrants constitute all of the material agreements and material documents to be executed and/or delivered in connection with the Option Purchase (collectively, the "Option Purchase Documents").

               5. REAFFIRMATION OF COLLATERAL DOCUMENTS. Each Credit Party hereby (a) affirms that (i) except as expressly contained herein, nothing contained therein shall modify in any respect whatsoever any of its obligations under any of the Collateral Documents to which it is a party and (ii) each such Collateral Document is and shall continue to remain in full force and effect and
(b) agrees that all references in any of the Loan Documents to the "Obligations" shall be deemed to refer to the definition of "Obligations" as amended by this Amendment and as otherwise amended from time to time.

               6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

               7. CONTINUED EFFECTIVENESS. Except as affected hereby, the Credit Agreement and each of the Loan Documents shall continue in full force and effect according to its terms.

               8. COSTS AND EXPENSES. Each Borrower hereby acknowledges and agrees that this Amendment is a "Loan Document" for purposes of, among other things, subsection 1.3(e) of the Credit Agreement.

                            [signature page follows]

         IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

                                        BORROWERS:

                                        SPORTRACK, LLC

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                                        VALLEY INDUSTRIES, LLC

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                                        BRINK INTERNATIONAL B.V.

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G.de Graaf
                                             Title: Chief Executive Officer

                              OTHER CREDIT PARTIES:

                                        CHAAS HOLDINGS, LLC

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                                        ADVANCED ACCESSORY HOLDINGS CORPORATION

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                                        CHAAS ACQUISITIONS, LLC

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                                        ADVANCED ACCESSORY SYSTEMS, LLC

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                                        AAS ACQUISITIONS, LLC

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                        CHAAS HOLDINGS B.V.

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                        SPORTRACK ACCESSORIES INC.

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                                        SPORTRACK GMBH

                                        By:  /s/ Michael Runte
                                             -----------------------------------
                                             Name:  Michael Runte
                                             Title: Managing Director


                                        VALTEK, LLC

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                                        CHAAS HOLDINGS III B.V.

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                                        AAS CAPITAL CORPORATION

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                                        NOMADIC SPORT INC.

                                        By:  /s/ Ronald Gardhouse
                                             -----------------------------------
                                             Name:  Ronald Gardhouse
                                             Title: Executive Vice President and
                                                    Chief Financial Officer


                                        SPORTRACK S.R.O.

                                        By:  /s/ Michael Runte
                                             -----------------------------------

                                             Name:  Michael Runte
                                             Title: Managing Director

                                        SPORTRACK IBERICA AUTOMOTIVE, S.L.
                                        UNIPERSONAL

                                        By:  /s/ Michael Runte
                                             -----------------------------------
                                             Name:  Michael Runte
                                             Title: Managing Director


                                        BRINK SVERIGE AB

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G. de Graaf
                                             Title: Chief Executive Officer


                                        BRINK U.K. LIMITED

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G. de Graaf
                                             Title: Chief Executive Officer


                                        BRINK NORDISK HOLDINGS APS

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G. de Graaf
                                             Title: Chief Executive Officer


                                        BRINK POLSKA SP Z.O.O.

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G. de Graaf
                                             Title: Chief Executive Officer


                                        BRINK FRANCE S.A.R.L.

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G. de Graaf
                                             Title: Chief Executive Officer


                                        ELLEBI S.R.L.

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G. de Graaf
                                             Title: Chief Executive Officer

                                        NORDISK KOMPONENT HOLDINGS A/S

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G. de Graaf
                                             Title: Chief Executive Officer


                                        SOCIETE DE FABRICATION
                                        D'EQUIPEMENTS ET D'ACCESSOIRES SA

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G. de Graaf
                                             Title: Chief Executive Officer


                                        BRINK TREKHAKEN B.V.

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G. de Graaf
                                             Title: Chief Executive Officer


                                        BRINK A/S

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G. de Graaf
                                             Title: Chief Executive Officer


                                        SCI L'ELMONTAISE

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G. de Graaf
                                             Title: Chief Executive Officer


                                        CHAAS HOLDINGS II B.V.

                                        By:  /s/ G de Graaf
                                             -----------------------------------
                                             Name:  G. de Graaf
                                             Title: Chief Executive Officer

                          AGENT AND LENDERS:

                          GENERAL ELECTRIC CAPITAL
                          CORPORATION, as Agent and a Lender

                          By:  /s/ Susan Staub
                               -----------------------------------------------
                               Name:  Susan Staub
                               Title: Duly Authorized Signatory


                          PB CAPITAL CORPORATION, as a Lender

                          By:  /s/ Christopher J. Ruzzi       /s/ Lisa Morglia
                               -----------------------------------------------
                               Name:  Christopher J. Ruzzi    Lisa Morglia
                               Title: Vice President          Vice President


                          COMERICA BANK, as a Lender

                          By:  /s/ Steven J. Mccormack
                               -----------------------------------------------
                               Name:  Steven J. Mccormack
                               Title: Vice President